Exhibit 99.2


                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION
                         ------------------------------

In re                                  )

CARDIAC CONTROL SYSTEMS, INC.,         )   Case No.: 99-06852-3P1

                  Debtor.              )

                                       )
---------------------------------------

                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                    OCTOBER 1, 1999 THROUGH OCTOBER 31, 1999
                    ----------------------------------------

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period October 1, 1999 through October 31, 1999.

                                          STUTSMAN & THAMES, P.A.


                                          By    /s/ Nina M. LaFleur
                                            ------------------------------------
                                                Nina M. LaFleur

                                          Florida Bar Number 0107451
                                          121 West Forsyth St., Suite 600
                                          Jacksonville, Florida  32202
                                          (904) 358-4000
                                          (904) 358-4001 (Facsimile)

                                          Attorneys   for   Cardiac    Control
                                          Systems, Inc.

                             Certificate of Service
                             ----------------------

     I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for August, 1999 were furnished by mail to the Office of the United States Trustee, Suite 620, 135 W. Central Boulevard, Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanual, Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando, Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura Street, Suite 2750, Jacksonville, Florida 32202 on this 29 day of November, 1999. --


                                                /s/ Nina M. LaFleur
                                          --------------------------------------
                                                Attorney

                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

     Reporting Period Beginning October 1, 1999 and ending October 31, 1999

    Name of Debtor: Cardiac Control Systems, Inc       Case Number 99-06852-3P1

Date of Petition  September 3, 1999
                                                                   CUMULATIVE
                                                                   ----------
                                                CURRENT MONTH   PETITION TO DATE
                                                -------------   ----------------

1.   CASH AT BEGINNING OF PERIOD                  $11,566.08            $963.56
                                            ------------------------------------
2.   RECEIPTS
        A. Cash Sales                              $2,080.00          $3,468.00
           Less: Cash Refunds
        B. Collection  on  Postpetition A/R        $7,405.05          $7,405.05
        C. Collection on Prepetition A/R             $400.00         $10,280.00
        D. Other Receipts (List attached)                               $107.00
                                            ------------------------------------
3.   TOTAL RECEIPTS                                $9,885.05         $21,260.05
                                            ------------------------------------
4.   TOTAL CASH AVAILABLE FOR OPERATIONS          $21,451.13         $22,223.61
            (Line 1 + Line 3)
                                            ------------------------------------

5.   DISBURSEMENTS
        A. US Trustee Quarterly Fees
        B. Net Payroll
        C. Payroll Taxes Paid
        D. Sales and Use taxes
        E. Other Taxes
        F. Rent
        G. Other Leases (Attachment 3)
        H. Telephone
        I. Utilities
        J. Travel and Entertaining
        K. Vehicle Expenses
        L. Office Supplies
        M. Advertising
        N. Insurance (Attachment 7)
        O. Purchases of Fixed Assets
        P. Purchases of Inventory
        Q. Manufacturing Supplies
        R. Repairs and Maintenance                   $134.57            $134.57
        S. Payments to Secured Creditors
        T. Other    Operating    Expenses            $494.58          $1,267.06
        (List Attached)
                                            ------------------------------------
6.   TOTAL CASH DISBURSEMENTS                        $629.15          $1,401.63
                                            ------------------------------------
7.   ENDING CASH  BALANCE (Line 4 - Line 6)       $20,821.98         $20,821.98
                                            ====================================
   I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

      This twenty-sixth day of November, 1999

                                          /s/ W. Alan Walton
                                          -----------------------------
                                          W. Alan Walton

               Reconciliation
               --------------
               Petty Cash Balance                            $33.96
               Bank of America DIP A/C Balance           $20,788.02
                                                    ---------------
               Ending Cash Balance Line 7.               $20,821.98
                                                    ===============


                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------

                                                    CASH RECEIPTS AND PAYMENTS
                                                    --------------------------


                              Reporting Period Beginning October 1, 1999 and ending October 31, 1999

                   Name of Debtor: Cardiac Control Systems, Inc                             Case Number 99-06852-3P1


A.       Cash Sales                                               ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

                                                                                      Bank of America
                                                                                      ---------------
Date                         Payor                       Reason        Petty Cash           DIP              TOTAL
----                         -----                       ------        ----------           ---              -----

4-Oct-99       Alan J. Rabin                       Sale of Equipment                            $25.00         $25.00

19-Oct-99      Neptune Pools & Spas                Sale of Telephone                         $1,950.00      $1,950.00
                                                   Exchange

22-Oct-99      Stephen M. Gibson                   Sale of Equipment                           $105.00        $105.00

                                                                                      -----------------  -------------
                                                                                             $2,080.00      $2,080.00
                                                                                      -----------------  -------------

B.       Collection on Postpetition A/R                           ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

                                                                                      Bank of America
                                                                                      ---------------
Date                         Payor                                                          DIP              Total
----                         -----                                                          ---              -----

6-Oct-99       MedSource Technologies, LLC                                                   $3,405.05      $3,405.05
14-Oct-99      ELA Medical                                                                   $4,000.00      $4,000.00
                                                                       ----------------------------------------------
                                                                                             $7,405.05      $7,405.05
                                                                       ----------------------------------------------

----------------------------------------------------------------------------------------------------------------------

C.       Collection on Prepetition A/R

                                                                                      Bank of America
                                                                                      ---------------
Date                         Payor                                                          DIP              TOTAL
----                         -----                                                          ---              -----

                                                   Re Pre-Petition A/R
8-Oct-99       Global Referral Services            Sound Shore                                 $400.00        $400.00
                                                   Medical
                                                   Center

                                                                       ----------------------------------------------
                                                   Gross Collections     $0.00                 $400.00        $400.00

                                                   LESS Collection
8-Oct-99       Global Referral Services            Fee deducted from                          ($60.00)       ($60.00)
                                                   remittance.

                                                                       ----------------------------------------------
                                                   Net Collections       $0.00                 $340.00        $340.00
                                                                       ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------

D.       Other Receipts                                           ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

                                                                                      Bank of America
                                                                                      ---------------
Date                         Payor                       Reason        Petty Cash           DIP              TOTAL
----                         -----                       ------        ----------           ---              -----




                                                                       ----------------------------------------------
                                                                         $0.00                   $0.00          $0.00
                                                                       ----------------------------------------------

----------------------------------------------------------------------------------------------------------------------

E.       Transfers Between Accounts                               ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

                                                                                      Bank of America
                                                                                      ---------------
Date                                                                   Petty Cash           DIP              TOTAL
----                                                                   ----------           ---              -----




                                                                       ----------------------------------------------
                                                                         $0.00                   $0.00          $0.00
                                                                       ----------------------------------------------



                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------

                                                  5.T. Other Operating Expenses

                   Name of Debtor: Cardiac Control Systems, Inc                             Case Number 99-06852-3P1

                              Reporting Period Beginning October 1, 1999 and ending October 31, 1999


       Date               Payee                                     Purpose                                 Payment
       ----               -----                                     -------                                 -------

Bank of America
---------------

    14-Oct-99       Bank of America        Bank Charge for Check Book                                          $45.28

    29-Oct-99       Bank of America        Service Charge                                                       $0.18

     10/29/99       James C. Skelly        Work on setting up computers for post petition reporting           $350.00
                                           and security and preservation of the computerized
                                           business accounting records.

Petty Cash:
-----------

    19-Oct-99       Pack Rat               Fedex September Financial Report to Stutsman & Thames               $13.25

    21-Oct-99       Pack Rat               Fax 3 * Sound Shore Invoices to Alan Rabin                           $3.00

    28-Oct-99       Pack Rat               UPS a Programmer to Crawford Long Hospital Atlanta GA and           $18.50
                                           photo copies

    29-Oct-99       Pack Rat               UPS documents to Stutsman & Thames                                   $4.37

Receipts Pre-Petition Collections, Bank of America
--------------------------------------------------

     8-Oct-99       Global Referral        Collection Fee deducted from remittance                             $60.00
                    Services
                                                                                                          ------------
                                                                                                              $494.58
                                                                                                          ============

                                                   5.R. Repairs and Maintenance

Bank of America
---------------

    19-Oct-99       Lee & Cates Glass      Repair two first floor windows                                     $134.57
                    Inc.
                                                                                                          ------------
                                                                                                              $134.57
                                                                                                          ============



                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------

                                                    CASH RECEIPTS AND PAYMENTS
                                                    --------------------------

                   Name of Debtor: Cardiac Control Systems, Inc                             Case Number 99-06852-3P1

                              Reporting Period beginning October 1, 1999 and ending October 31, 1999

     Date          Payor/Payee                          Purpose                        Receipt        Payment       Balance
     ----          -----------                          -------                        -------        -------       -------
   1-Oct-99     Balance Brought Forward                                                                               $73.08

  19-Oct-99     Pack Rat               Fedex September Financial Report to                              $13.25        $59.83
                                       Stutsman & Thames

  21-Oct-99     Pack Rat               Fax 3 * Sound Shore Invoices to Alan Rabin                        $3.00        $56.83

  28-Oct-99     Pack Rat               UPS a Programmer to Crawford Long                                $18.50        $38.33
                                       Hospital Atlanta GA and photo copies

  29-Oct-99     Pack Rat               UPS documents to Stutsman & Thames                                $4.37        $33.96





                                                                    Cash Count
                                                                    ----------
                                                                     10/31/99
                                                                     --------
                                                              $100              $0.00
                                                              $50               $0.00
                                                              $20              $20.00
                                                              $10              $10.00
                                                              $5                $0.00
                                                              $1                $2.00
                                                              $0.25             $0.50
                                                              $0.10             $0.80
                                                              $0.05             $0.50
                                                              $0.01             $0.16
                                                                            ----------
                                                                               $33.96
                                                                            ==========

                                                                                           Postage Stamps
                                                                                           --------------
                                                                                              10/31/99
                                                                                              --------
                                                                                  Denomination     Number    Value
                                                                                  ------------     ------    -----
                                                                                      $0.33             14     $4.62
                                                                                      $0.01             12     $0.12
                                                                                                            ---------
                                                                                                               $4.74
                                                                                                            =========



                                                           ATTACHMENT 1
                                                           ------------

                                       MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
                                       ----------------------------------------------------

                   Name of Debtor: Cardiac Control Systems, Inc                             Case Number 99-06852-3P1

                              Reporting Period beginning October 1, 1999 and ending October 31, 1999


ACCOUNTS RECEIVABLE AT PETITION DATE                                                                $225,115.40
                                                                                                ================
ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

                  Beginning of Month Balance                                                        $211,462.45
         PLUS:   Current Month New Billings                                                           $4,000.00
         LESS:   Collections During Month                                                             $7,805.05
                                                                                                ----------------
                  End of Month Balance                                                              $207,657.40
                                                                                                ================


         AGING: (Show the total amount for each group of accounts incurred since filing the petition)
      0-30 Days               31-60 Days              61-90 Days           Over 90 Days              Total

                $0.00                                                                                     $0.00
----------------------------------------------------------------------------------------------------------------
                                              Billings this month
        Date                     Name                                                               Amount
      5-Oct-99             ELA Medical, Inc.                                                          $4,000.00
                                                                                                ----------------
Monthly Total                                                                                         $4,000.00
                                                                                                ================


                                                           ATTACHMENT 2
                                                           ------------

                                       MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                                       ----------------------------------------------------

                   Name of Debtor: Cardiac Control Systems, Inc                             Case Number 99-06852-3P1

                              Reporting Period beginning October 1, 1999 and ending October 31, 1999

           In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

 Date Incurred      Days                    Vendor                                  Description                      Amount
 -------------      ----                    ------                                  -----------                      ------
                 Outstanding
                 -----------

                                                                      County Occupational License $15.00
   30-Sep-99          0        State & County Tax Collector           plus $1.50 penalty $16.50 plus $0.75              $17.25
                                                                      further penalty

   1-Oct-99           0        Phase II Document Technologies         Copier Rental Charge September, 1999             $184.50

   22-Sep-99          8        BellSouth                              Post-petition telephone usage                    $759.97

   13-Oct-99          17       Florida Power & Light Company          Electricity 9/3/99 through 10/11/99            $1,241.01



                                                           ATTACHMENT 3
                                                           ------------

                                                 INVENTORY AND FIXED ASSETS REPORT
                                                 ---------------------------------

                   Name of Debtor: Cardiac Control Systems, Inc                             Case Number 99-06852-3P1

                              Reporting Period beginning October 1, 1999 and ending October 31, 1999



                                                         INVENTORY REPORT
                                                         ----------------

INVENTORY BALANCE AT PETITION DATE                                                                           $8,000.00
                                                                                                    ===================

INVENTORY RECONCILIATION:

         Inventory Purchased During Month                                                                        $0.00
         Inventory Balance at Beginning of Month                                                             $8,000.00
         Inventory Used or Sold                                                                              $2,000.00
                                                                                                    -------------------
         Inventory Balance on Hand at End of Month                                                           $6,000.00
                                                                                                    ===================

METHOD OF COSTING INVENTORY

          Estimated realizable value for finished products and hybrid circuits, nil value for raw materials etc.



                                                        FIXED ASSET REPORT
                                                        ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                           $2,010,000.00
                                                                                                    ====================

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First report Only):

         50,000 square foot building located on 4.11 acres at 3 Commerce
         Boulevard, Palm Coast Florida 32164 $2,000,000.

         Miscellaneous machinery used in the production of pacemekers, $10,000.
------------------------------------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at beginning of Month                                                              $2,010,000.00
         LESS:  Depreciation Expense                                                                              $0.00
         LESS:  Disposals                                                                                     $2,080.00
         PLUS:  New Purchases                                                                                     $0.00
                                                                                                    --------------------
Ending Monthly Balance                                                                                    $2,007,920.00
                                                                                                    ====================

               BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

                                                                                                    Estimated Disposal
                                                                                        Proceeds          Value

4-Oct-99               Alan J. Rabin Computer Screen                                        $25.00              $25.00
19-Oct-99              Neptune Pools & Spas Telephone Exchange                           $1,950.00           $1,950.00
22-Oct-99              Stephen M. Gibson Tables and Workbenches                            $105.00             $105.00
                                                                                                    -------------------
                                                                                                             $2,080.00
                                                                                                    ===================


                                                           ATTACHMENT 4
                                                           ------------

                                                MONTHLY BANK ACCOUNT RECONCILIATION
                                                -----------------------------------

                   Name of Debtor: Cardiac Control Systems, Inc                             Case Number 99-06852-3P1

                              Reporting Period beginning October 1, 1999 and ending October 31, 1999

              A separate sheet is required for each bank account, including all savings and investment accounts, i.e.
                              certificates of deposits, money market accounts, stocks and bonds, etc.

               NAME OF BANK - Bank of America                                               BRANCH Gov't Banking

                                           ACCOUNT NAME: - Cardiac Control Systems, Inc.
                                                  Debtor in Possession, 99-06852
                                                         Operating Account

                                                    ACCOUNT NUMBER 375 400 1378

                                                    PURPOSE OF ACCOUNT Checking

                     Beginning Balance                                              $11,493.00
                     Total of Deposits Made                                          $9,825.05
                     Total Amount of Checks Written                                    $484.57
                     Service Charges                                                    $45.46
                                                                           --------------------
                     Closing Balance                                                $20,788.02
                                                                           ====================
                     Number of Last Check Written This Period                             1002
                     Number of First Check Written This Period                            1001
                     Total Number of Checks Written This Period                              2


                                                       INVESTMENT ACCOUNTS
                                                       -------------------

Type of Negotiable                  Face Value
------------------                  ----------
     Instrument
     ----------

        NONE



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

                                                           ATTACHMENT 5
                                                           ------------

                                                          CHECK REGISTER
                                                          --------------


                   Name of Debtor: Cardiac Control Systems, Inc                             Case Number 99-06852-3P1

                              Reporting Period beginning October 1, 1999 and ending October 31, 1999


              A separate sheet is required for each bank account, including all savings and investment accounts, i.e.
                              certificates of deposits, money market accounts, stocks and bonds, etc.

               NAME OF BANK - Bank of America                                               BRANCH Gov't Banking

                                            ACCOUNT NAME: Cardiac Control Systems, Inc.
                                                  Debtor in Possession, 99-06852
                                                         Operating Account


                                                    ACCOUNT NUMBER 375 400 1378

                                                    PURPOSE OF ACCOUNT Checking

                           Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

     Date           Check Number              Payee                             Purpose                      Amount
     ----           ------------              -----                             -------                      ------

No checks issued on this account during this reporting period.
--------------------------------------------------------------

   19-Oct-99            1001         Lee & Cates Glass Inc.    Repair two first floor windows                 $134.57

                                                               Work on setting up computers for post
                                                               petition reporting and security and
   29-Oct-99            1002         James C. Skelly           preservation of the computerized business      $350.00
                                                               accounting records.
                                                                                                           -----------
                                                                                                              $484.57
                                                                                                           ===========



                                                           ATTACHMENT 6
                                                           ------------

                                                        MONTHLY TAX REPORT
                                                        ------------------

                   Name of Debtor: Cardiac Control Systems, Inc                             Case Number 99-06852-3P1

                              Reporting Period beginning October 1, 1999 and ending October 31, 1999

                                                    TAXES PAID DURING THE MONTH
                                                    ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

             Date                          Bank                      Description                    Amount
             ----                          ----                      -----------                    ------








------------------------------------------------------------------------------------------------------

                                                        TAXES OWED AND DUE
                                                        ------------------

               Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.

        Name of Taxing            Date Payment Due                     Description                        Amount
        --------------            ----------------                     -----------                        ------
          Authority
          ---------

State & County Tax Collector    30-Sep-99              County Occupational License $15.00 plus                 $17.25
                                                       $2.25 penalty





                                                           ATTACHMENT 7
                                                           ------------

                                             SUMMARY OF OFFICER OR OWNER COMPENSATION
                                             ----------------------------------------

                                           SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                                           --------------------------------------------

                   Name of Debtor: Cardiac Control Systems, Inc                             Case Number 99-06852-3P1

                              Reporting Period beginning October 1, 1999 and ending October 31, 1999

                   Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.


       Name of Officer or Owner                          Title                               Amount Paid
       ------------------------                          -----                               -----------

Alan J. Rabin                            President and CEO                                       NIL

W. Alan Walton                           Vice President and COO                                  NIL


-----------------------------------------------------------------------------------------------------------------------

                                                         PERSONNEL REPORT
                                                         ----------------

                                                                                         Full Time           Part Time
       Number of Employees at beginning of period                                            0                   2
       Number hired during the period                                                        0                   0
       Number terminated or resigned during period                                           0                   0



-----------------------------------------------------------------------------------------------------------------------

                                                     CONFIRMATION OF INSURANCE
                                                     -------------------------

       List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                          Agent and Phone
                          ---------------
      Carrier                  Number                                          Expiration Date            Date Premium Due
      -------                  ------                                          ---------------            ----------------

                              THERE IS NO CURRENT INSURANCE COVERAGE BY CARDIAC CONTROL SYSTEMS, INC.


         The building at 3 Commerce Boulevard, Palm Coast, Florida 32164 is insured for $1,960,000 and the contents of the building are insured for $150,000 by and for the benefit of the mortgage holder, Finova Mezzanine Capital, Inc.

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------



The following significant events occurred during the reporting period October 1, 1999 through October 31, 1999:

1.     Hearing with the bankruptcy Trustee.

2.     Continuation  of  Intellectual   Property   Negotiations   with  MIT  and
       Medtronic.

3.     Preparation for December 2 Hearing.

4.     Close up office and prepare building for sale.

5. Interview and come to agreement with realtor (CB Richard Ellis) for sale of building. Removal of Oil Tank to pass EPA inspection for sale of building.


We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
       -----------------------.